Exhibit 99.1
T3 Motion, Inc. AMEX: TTTM Clean Technology Conference May 24, 2011

Some of the statements that we make in this presentation may constitute forward- looking statements. These statements reflect management's expectations about our business, operating plans and performance and speak only as of the date hereof. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. For a full discussion of the risks and uncertainties that could cause actual results to differ materially from those expressed or implied by any of these forward- looking statements please review the "Risk Factors" section in the prospectus, as filed with the Securities and Exchange Commission. We undertake no obligation to update publicly or revise these forward-looking statements for any reason even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. Safe Harbor Statement 2 2 NYSE Amex: TTTM

T3 Overview 3 Leading provider of clean technology vehicles T3 Motion, Inc. is a leading global brand Founded in March 2006; 55 employees Manufacturing and Corporate Operations: Costa Mesa, CA Focused strategy in proven markets Immediate effect on the bottom line Clients in 25 countries over 6 continents Deployments exceeding 2,500 vehicles worldwide Deployed in 153 police departments Deployed in over 50 airports worldwide Launch future products from existing platforms 3 NYSE Amex: TTTM

Investment Highlights Capitalize on Green Does not rely on government funding for sustainability One of the few green companies with positive gross margins Green that is economically viable Market Brand presence in the US: Recognition in the security and industrial EV market International Presence: Distribute to 25 countries in 6 continents. Products will be found in Dubai, Johannesburg, Hong Kong, Seoul, Paris, Santiago, Tel Aviv Increasing market penetration: The goal is to be the dominant brand in the security and industrial EV markets. Competition such as Cushman, Westwood and Segway is losing market share Strong management team with proven track record Mr. Ki Nam founded and self-funded three companies and managed Powerwave Technologies Inc. (NASDAQ: PWAV) (was second largest holder of PWAV when the went public) Ki Nam is fully (and personally) tied to this company's success 4 NYSE Amex: TTTM

Current Product Overview 5 T3 Series Zero gas emissions; Operating Cost - $0.10/day Elevated 9" platform gives better visibility In-field swappable power management system R 3 Series Intelligent power management T3 Motion battery System 2 person, aerodynamic style 3 wheeled electric motorcycle Operating Cost - $0.25/day LOI with Panoz - production ready build 5 NYSE Amex: TTTM

T3 Series 6 6 NYSE Amex: TTTM

T3 Market Competition 7 7 NYSE Amex: TTTM

Market and Industry Overview 8 Industry Overview: Billion dollar market potential for Personal Transport Vehicles Market Overview Total Agencies Agencies with T3s Penetration Miscellaneous Average units/agency (assumption) Estimated Market potential* Law Enforcement (include campus police) 5,956 153 2.57% 1,017,984 Personnel 2 $107,208,000 Airports 5,202 public use airports (U.S.) 50+ 0.96% 5 $234,090,000 Malls 48,000 303 0.63% 3 $1,296,000,000 Manufacturing and Industrial Firms 293,919 6b Sq. Ft. Space 2 $5,290,542,000 Private Security Companies 13,000 22 0.17% 13.3m Employees 1 $117,000,000 Government Bases 5,311 3 0.06% $13b Industry 2 $95,598,000 Government Buildings 10,000 7 0.07% 1.2m Security Personnel 2 $180,000,000 Total $7,320,438,000 8 NYSE Amex: TTTM

Since October '06, we have deployed over 2,500 T3 Series ESVs worldwide Why T3 Series? Cost effective Significant ROI (6 months) Efficiency Reduces man hours in covering large areas Response Time First responders able to respond rapidly to dynamic situations in large geographical areas Market paradigm shift to security markets 9 9 NYSE Amex: TTTM

Selected T3 Series Customers 10 10 NYSE Amex: TTTM

Capacity Corporate and Manufacturing Facility ~ 50,000 sq ft in Costa Mesa, CA Expandable by an additional ~ 30,000 sq ft Production - up to 750 T3 vehicles per month T3 Operations 11 Raw Materials and Supply Chain 70% suppliers are local; as sales increase, T3 will expand into other global alternatives Supply chain could include material sourcing and sub-assembly operations from China, South Korea and Mexico Final assembly, testing and inspection in Costa Mesa, CA 11 NYSE Amex: TTTM

R3 Series 12 12 NYSE Amex: TTTM

R3 - Plug-In Hybrid and Electric Patent-pending iconic rear wheel design 2011 - trials begin (anticipate 100 trials in the Los Angeles/Orange County area) 2011 - partner with Panoz for production ready MSRP - $25,000 - $35,000 Integrated Samsung Galaxy Tablet feature Top Speed - 70 mph (Electric) 100 mph (Hybrid) Range 75 miles (Electric) 300 miles (hybrid) Engine/Motor power - 12kw (electric) 180hp (gas) 2012 - $100M revenues (4,000 vehicles) 13 NYSE Amex: TTTM

R3 Prototype 14 NYSE Amex: TTTM

15 2007 2008 2009 2010 T3 Motion, Inc. founded on March 16, 2006 T3 Series introduced to market - IACP, Oct 2006 Customer trials and demos begin - January 2007 Production shipments begin - July 2007 2006 USPS Trial and initial 13 unit sale DLA trial and initial sale NYPD Subway deployment T3 deployed in 25 countries $40M Total Funding (including $11.1M closed May 2011 $13M self-funded by CEO T3 History Over 2,500 vehicles deployed in 25 countries on 6 continents 2011 Debuted at G20 Summit in Seoul Target deploys 150 vehicles Simon Properties deploys first 50 vehicles saving over $3.3M in operating costs (total deployments = 85 NYSE Amex: TTTM

Management Team 16 Mr. Nam has served as CEO of T3 Motion since March 16, 2006. In 2001, Mr. Nam founded Evolutionary Electric Vehicles (EEV) to provide high performance motor-controller packages to the emerging hybrid and electric vehicle market. Mr. Nam founded Aircept in 2000, a leading developer, manufacturer, and service provider in the Global Positioning System (GPS) marketplace; and Paradigm Wireless Company in 1999, a supplier of quality wireless equipment to the telecom industry. Prior to founding his own companies, Mr. Nam was the Executive Vice President of Business Development at Powerwave Technologies Inc. (NASDAQ: PWAV), where he helped guide the company to number 5 in Business Week's list of Hot Growth Companies in 2000. Kelly J. Anderson - President, Executive VP & CFO Hired in 2008 as Executive Vice President & CFO; Appointed Director in January 2009 and President in April 2010. From 2006 until 2008, Ms. Anderson was Vice President at Experian, a leading credit report agency. From 2004 until 2006, Ms. Anderson was Chief Accounting Officer for TripleNet Properties, G REIT, Inc., T REIT, Inc., NNN 2002 Value Fund, LLC; and Chief Financial Officer of NNN 2003 Value Fund, LLC and A REIT, Inc., these entities were real estate investment funds managed by TripleNet Properties. From 1996 to 2004, Ms. Anderson held senior financial positions with The First American Corp (NYSE: FAF), a Fortune 500 title insurance company. Ki Nam - Chief Executive Officer NYSE Amex: TTTM

Capitalization Table 17 * Stated conversion ratio - 2-to-1 into common stock Shareholders Common Stock Ownership % Warrants Stock options Fully Diluted Total Fully Diluted Ownership % Executive Ki Nam (beneficially owned) 3,771,722 29.3% 1,487,337 250,000 5,509,059 22.2% Other Executive - 0.00% - 200,000 200,000 0.8% Employees - 0.00% - 524,090 524,090 2.1% Non-Executive May 2011 raise 3,171,429 24.6% 6,342,857 - 9,514,286 38.4% Other Investors 1,859,154 14.4% 841,764 - 2,700,918 10.9% Vision Capital 4,078,672 31.7% 2,277,770 - 6,356,442 25.6% Total 12,880,977 100.00% 10,949,728 974,090 24,808,795 100.00% NYSE Amex: TTTM

Balance Sheet March 31, 2011 Balance sheet - with pro forma adjustments for proceeds of May 2011 offering 18 T3 Motion, Inc. Balance Sheet - March 31, 2011 - pro forma T3 Motion, Inc. Balance Sheet - March 31, 2011 - pro forma ASSETS $ thousands Cash (including restricted) 8,423 Accounts Receivable 569 Inventory 896 Other 668 Total Current Assets 10,566 PPE 483 Deposits 934 Total Assets 11,983 LIABILITIES Accounts Payable and Accrued Expenses 2,901 Derivatives Liability 678 Other 52 Total Current Liabilities 3,631 Notes Payable - Long Term 1,000 Total Liabilities 4,631 STOCKHOLDERS' EQUITY Total stockholders' equity 7,352 NYSE Amex: TTTM

Income Statement Highlights Historical income statement Forward guidance 19 * Q4 gross margin excludes Q4 inventory write down ** includes $100M for R3 (4K vehicles sold) 19 Q1 2011 2010 Q4 2010 Q3 2010 Q2 2010 Q1 2010 2009 Revenue $1.0 $4.7 $1.06 $1.05 $1.4 $1.15 $4.6 Gross Margin* 4.0% 3.6% (18.0) 12.6% 14.5% 1.9% (7.4%) Q1 2011 2011E 2012E Revenue $1.0 $9.5 $120 NYSE Amex: TTTM

20 Name Ticker Market Cap T3 Motion TTTM 74 Tesla Motors TSLA 2670 A123 Systems AONE 713 Azure Dynamics AZD.TO 169 ZAP ZAAP 135 Kandi Technologies KNDI 57 ZENN Motor Company ZNN 54 Balqon Corporation BLQN 41 Li-ion Motors LMCO 25 Leo Motors LEOM 15 Comps NYSE Amex: TTTM

Short-Term Sign on strategic partners to help quickly penetrate the consumer market for R3 International market penetration - Europe, Asia, Africa and South America Military market penetration Begin trials of R3 consumer product Penetrate sales of T3 into existing law enforcement and security markets R3 - Panoz to design production ready model and build initial vehicles Long-Term Capitalize in broader private security opportunities Increase branding in Law Enforcement Expand T3 series product line for broader commercial market - delivery service, property management, utility and maintenance providers Leverage brand name to enter consumer market Launch R3 to the consumer market 21 Growth Strategy NYSE Amex: TTTM

22 T3 Stock Information Price (05/20/2011) $5.72 52-Week Range $2.50-$10.10 Primary Shares Out 12.9 million Warrants 4.9 mil @ $3.00 4.9 mil @ $3.50 1.1 mil @ $5.00 Fully Diluted (w/ Warrants) 24.8 million Market Cap $74 million Exchange AMEX 22 NYSE Amex: TTTM

23 Company Highlights Record Backlog of ~$3.1 mil 70% of revenue from repeat customers Developed production facility Over 2,500 vehicles in the field Total worldwide market for T3 is around 200,000 vehicles Patented power management system technology Dominates the market with very little to no competition Providing products to niche markets with real demand Contracts with customers such as NYPD, LAPD, Pentagon, FBI, Disney, Google, Target, DOD, Simon, Securitas, etc. R3 - Panoz partnership to scope production ready design. NYSE Amex: TTTM

Appendix NYSE Amex: TTTM

T3 Media Links

- http://www.youtube.com/watch?v=XOs0s23nfh0

  (T3- Media Compilation)
- http://www.youtube.com/watch?v=UvlXR_4QDnE&feature=related

  (T3- Coconut Creek)
- http://www.youtube.com/watch?v=p5OVsvj2HrQ

  (T3- Super Bowl Commercial)
- http://www.youtube.com/watch?v=YXLtWAGczpc&feature=related

  (T3- NYPD)

T3 MOTION NYSE Amex: TTTM 25

Market Penetration - Appendix 26 NYSE Amex: TTTM

Media 27 NYSE Amex: TTTM

Locations around the U.S. 28 NYSE Amex: TTTM

Locations around the World - Appendix 29 NYSE Amex: TTTM

Operating Costs = 10 Cents Per Day* - Price per mile is less than 1 cent on average* Equivalent of over 500 miles per gallon* Save over $25,000 per year over gas-powered vehicles* Clean Energy = "Green" Results *Based on 1 kilowatt usage per day at an average cost of 10 cents per kilowatt/200 pound average rider/Li-Poly batteries/U.S. average cost of $4.00 per gallon/Daily operation range of 15-20 miles 30 NYSE Amex: TTTM

Noel Cherowbrier - Vice President International Sales David Fusco was named Vice President of Domestic Sales in October 2010. Over the past 25 years David has held senior executive sales management positions at Texas Instruments, Compaq Computer, and Hewlett-Packard. In 2006 David founded Andal Holdings, LLC, and provided sales and management consulting services to a variety of companies. David holds a Bachelor of Science degree from Miami University in Oxford, OH. 31 David Fusco - Vice President Domestic Sales Noel Cherowbrier has been Vice President of International Sales since 2007. Mr. Cherowbrier was the President from 2004 to 2007 of Tecan UK and US, technology company located in the UK, and Executive VP from 1995 to 2004. Noel holds 20 years of global sales management experience: from 1989-1995 he was the Global Sales Manager at Homark; and from 1986-1995 he was the Sales and Marketing Regional Manager at Fast Moving Consumer Goods. Management Team NYSE Amex: TTTM

Consumer Market - Appendix 32 NYSE Amex: TTTM

33 Contact Corporate Headquarters 2290 Air Avenue Building A Costa Mesa, CA 92626 P (714) 619-3600 F (949) 269-0155 Kelly J. Anderson President, Chief Financial Officer 2290 Airway Avenue Building A Costa Mesa, CA 92626 (714) 619-3600 kanderson@t3motion.com Ki Nam Chief Executive Officer 2990 Airway Avenue, Building A Costa Mesa, CA 92626 (714) 619-3600 knam@t3motion.com NYSE Amex: TTTM Investor Relations Contact Gary Dvorchak, CFA ICR LLC +1 (310) 954-1123 gary.dvorchak@icrinc.com investor@t3motion.com T3 Motion, Inc. (NYSE Amex: TTTM)